Income Taxes (Details 4) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Nov. 30, 2012	Nov. 30, 2011
Summary of activity related to gross unrecognized tax benefits
Balance of unrecognized tax benefits at the beginning of the period	$ 3,859	$ 6,421
Gross increase for tax positions taken during a prior period	29	76
Gross decrease for tax positions taken during a prior period	(60)	(314)
Gross increase for tax positions taken during the current period	810	972
Settlements	(147)	(1,973)
Reductions as a result of a lapse of the applicable statute of limitations	(190)	(1,323)
Balance of unrecognized tax benefits at the end of the period	4,301	3,859
Additional disclosures
Unrecognized tax benefit that would affect the effective tax rate, if recognized	4,301
Interest and penalties accrued in current tax	$ 150	$ 100